Exhibit 4.12

METABASIS THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT

SEPTEMBER 30, 2005

TABLE OF CONTENTS

ARTICLE 1	AUTHORIZATION AND SALE OF COMMON SHARES AND WARRANTS

1.1	Authorization

1.2	Sale of Common Shares and Warrants

ARTICLE 2	CLOSING DATES; DELIVERY

2.1	Closing Date

2.2	Delivery

ARTICLE 3	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1	Organization and Standing

3.2	Corporate Power; Authorization

3.3	Issuance and Delivery of the Shares

3.4	SEC Documents; Financial Statements

3.5	Governmental Consents

3.6	No Material Adverse Change

3.7	Authorized Capital Stock

3.8	Litigation

3.9	Eligibility to Use Form S-3

3.10	Company not an “Investment Company.”

3.11	NASDAQ Compliance

3.12	Use of Proceeds

3.13	Brokers and Finders

3.14	No Directed Selling Efforts or General Solicitation

3.15	No Integrated Offering

3.16	Private Placement

3.17	Intellectual Property

3.18	Questionable Payments

3.19	Transactions with Affiliates

3.20	Disclosure

3.21	Dilution; Sales By Purchasers

3.22	Sarbanes-Oxley; Disclosure Controls and Procedures

3.23	Taxes

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3.24	Insurance

ARTICLE 4	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

4.1	Authorization

4.2	Investment Experience

4.3	Investment Intent

4.4	Registration or Exemption Requirements

4.5	Dispositions

4.6	No Legal, Tax or Investment Advice

4.7	Confidentiality

4.8	Residency

4.9	Governmental Review

4.10	Legend

4.11	Foreign Investors

ARTICLE 5	CONDITIONS TO CLOSING OBLIGATIONS OF PURCHASERS

5.1	Representations and Warranties

5.2	Covenants

5.3	Certificates

5.4	Legal Opinion

5.5	Listing

5.6	Officer’s Certificate

5.7	Judgments

5.8	Secretary’s Certificate

5.9	Stop Orders

ARTICLE 6	CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY

6.1	Receipt of Payment

6.2	Representations and Warranties

6.3	Covenants

6.4	Delivery of Purchaser Questionnaire

ARTICLE 7	COVENANTS

7.1	Definitions

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7.2	Registration Procedures and Expenses

7.3	Indemnification

7.4	Prospectus Delivery

7.5	Termination of Obligations

7.6	Reporting Requirements

7.7	Blue Sky

ARTICLE 8	RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT

8.1	Restrictions on Transferability

8.2	Instruction Sheet

8.3	Transfer of Securities

8.4	Purchaser Information

ARTICLE 9	MISCELLANEOUS

9.1	Termination

9.2	Waivers and Amendments

9.3	Broker’s Fee

9.4	Governing Law

9.5	Survival

9.6	Successors and Assigns

9.7	Entire Agreement

9.8	Notices, etc

9.9	Severability of this Agreement

9.10	Counterparts; Facsimile

9.11	Further Assurances

9.12	Currency

9.13	Waiver of Conflicts

Exhibit A – Form of Warrant
Exhibit B – Form of Purchaser Questionnaire
Exhibit C – Form of Company Counsel Opinion
Exhibit D – Instruction Sheet
Exhibit E – Form of Purchaser’s Certificate of Subsequent Sale

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METABASIS THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of September 30, 2005, by and among METABASIS THERAPEUTICS, INC., a Delaware corporation (the “Company”) with its principal office at 9390 Towne Centre Drive, Building 300, San Diego, California 92121, and the individuals and entities identified on the signature pages hereto (the “Purchasers”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of the Common Shares and the Warrants (each as defined herein);

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the SEC (as defined herein) under the Securities Act (as defined herein); and

WHEREAS, at the Closing (as defined herein), the Company desires to sell, and each Purchaser desires severally, and not jointly, to purchase, the Common Shares and the Warrants, each as indicated below such Purchaser’s name on the applicable signature page hereto, upon the terms and conditions stated in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

AUTHORIZATION AND SALE OF COMMON SHARES AND WARRANTS

1.1                               Authorization.  The Company has authorized (a) the sale and issuance of up to 7,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (b) the sale and issuance of warrants, in the form attached hereto as Exhibit A (the “Warrants”), to purchase up to 2,450,000 shares of the Common Stock at an exercise price of $6.74 per share, pursuant to this Agreement.  The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the “Warrant Shares.”  The Common Shares and the Warrant Shares are collectively referred to herein as the “Shares.”  The Shares and the Warrants are collectively referred to herein as the “Securities.”

1.2                               Sale of Common Shares and Warrants.  At the Closing (as defined herein), subject to the terms and conditions of this Agreement, including without limitation, the conditions set forth in Article 5 and Article 6 of this Agreement, the Company shall issue and sell to each Purchaser and each Purchaser shall severally, and not jointly, purchase from the Company Common Shares in the amount indicated below such Purchaser’s name on the applicable signature page hereto and Warrants to purchase shares of the Common Stock in the amount indicated below such Purchaser’s name on the applicable signature page hereto, in exchange for the cash consideration set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto.  The portion of the “Purchase Price” attributable to the Common Shares is $5.86 per share and the portion of the “Purchase Price” attributable to each full Warrant to purchase shares of the Common Stock is $0.125 per share.

ARTICLE 2

CLOSING DATES; DELIVERY

2.1                               Closing Date.  Subject to the satisfaction (or waiver) of the conditions thereto set forth in Article 5 and Article 6 of this Agreement, the closing of the purchase and sale of the Common Shares and Warrants hereunder (the “Closing”) shall be held at the offices of Cooley Godward LLP (“Cooley Godward”), 4401 Eastgate Mall, San Diego, California 92121, at 10:00 a.m. California time on the date hereof, or at such other time and place upon which the Company and the Purchasers purchasing a majority of the Common Shares at the Closing shall agree.  The date of the Closing is hereinafter referred to as the “Closing Date.”

2.2                               Delivery.  At the Closing, the Company will deliver or cause to be delivered to each Purchaser a duly executed Warrant and a certificate representing the number of Common Shares purchased by such Purchaser, registered in such Purchaser’s name as indicated on the Stock Certificate Questionnaire completed by such Purchaser in the form attached hereto as Exhibit B-1.  Such delivery shall be against payment of the purchase price therefor by each such Purchaser as set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers on and as of the date hereof:

3.1                               Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state.  Except as disclosed in the SEC Documents (as defined herein), the Company does not own or control any equity security or other interest of any corporation, limited partnership or other business entity.

3.2                               Corporate Power; Authorization.  The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Common Shares and Warrants, to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants, and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes, and upon execution and delivery by the Company of the Warrants, the Warrants will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally. The execution and delivery of this Agreement does not, the performance of this Agreement and the compliance with the provisions hereof will not, and the issuance, sale and delivery of the Common Shares and the Warrants by the Company will not, materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”) or the Company’s Amended and Restated Bylaws (the “Bylaws”) or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

3.3                               Issuance and Delivery of the Shares.  When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Common Shares will be validly issued, fully paid and nonassessable.  Upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable.  The issuance and delivery of the Common Shares and the Warrants is not subject to preemptive or any other similar rights of the stockholders of the Company or to any liens or encumbrances imposed by the Company.

3.4                               SEC Documents; Financial Statements.  The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “SEC”) under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement.  As of their respective filing dates, all documents filed by the Company with the SEC (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as applicable.  None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.  The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes).

3.5                               Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which the Common Shares and Warrants are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Registration Statement (as defined herein) and any amendments thereto with the SEC as contemplated by Section 7.2 of this Agreement, (c) the filing of the Nasdaq National Market Notification Form with The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”) and (d) the filing of a Form D with the SEC.

3.6                               No Material Adverse Change.  Except as otherwise disclosed herein or in the SEC Documents, since June 30, 2005, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

3.7                               Authorized Capital Stock.  The authorized capital stock of the Company consists of (a) 100,000,000 shares of Common Stock, $0.001 par value, of which, as of September 28, 2005, 18,235,013 shares were outstanding, and (b) 5,000,000 shares of Preferred Stock, $0.001 par value, none of which shares are currently outstanding.  Except as disclosed in the SEC Documents and as contemplated by this Agreement, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind.

3.8                               Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a material adverse effect on the Company’s properties or assets or the business of the Company as currently conducted or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

3.9                               Eligibility to Use Form S-3.  The Company is eligible to use Form S-3 for the registration of its securities under the Securities Act which are offered in transactions involving secondary offerings.

3.10                        Company not an “Investment Company.”  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

3.11                        NASDAQ Compliance.  The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. is contemplating terminating such registration or listing.

3.12                        Use of Proceeds.  The proceeds of the sale of the Common Shares and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

3.13                        Brokers and Finders.  No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than SG Cowen & Co., LLC as lead placement agent and Rodman & Renshaw, LLC as co-placement agent with respect to the offer and sale of the Securities.

3.14                        No Directed Selling Efforts or General Solicitation.  Neither the Company nor any person or entity acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

3.15                        No Integrated Offering.  Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

3.16                        Private Placement.  Assuming the accuracy of the representations and warranties of the Purchasers contained in Sections 4.2 and 4.3 hereof, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

3.17                        Intellectual Property.

(a)                                  “Intellectual Property” shall mean patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes.

(b)                                  Except as disclosed in the SEC Documents and to the knowledge of the Company, the Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted as described in the SEC Documents, free and clear of all material liens and encumbrances.

(c)                                  Except as disclosed in the SEC Documents, the conduct of the Company’s business as currently conducted does not infringe or otherwise conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed by the Company to a third party, and, to the knowledge of the Company, the Intellectual Property and confidential information of the Company are not being Infringed by any third party.

(d)                                  Each employee, consultant and contractor of the Company who has had access to confidential information of the Company that is necessary for the conduct of

Company’s business as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such confidential information that is substantially consistent with the Company’s standard forms thereof.

3.18                        Questionable Payments.  Neither the Company nor, to the knowledge of the Company, any of its current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.19                        Transactions with Affiliates.  Except as disclosed in the SEC Documents and as contemplated pursuant to this Agreement, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

3.20                        Disclosure.  The information contained in the Exchange Act Documents as of the date hereof does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  For purposes herein, “Exchange Act Documents” are the documents filed by the Company under the Exchange Act, since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K.

3.21                        Dilution; Sales By Purchasers.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under this Agreement and the Warrants, including without limitation its obligation to issue the Warrants, are unconditional and absolute and not subject to any right of setoff, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.5 and Article 8 hereof and Section 4.3 of the Warrants), it is understood and agreed by the Company (i) that none of the Purchasers have been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that future open market or other transactions by any Purchaser, including short sales, and specifically including, without limitation, short sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counter parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.

3.22                        Sarbanes-Oxley; Disclosure Controls and Procedures.  The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it.  Except as disclosed in the SEC Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company is made known to its chief executive officer and chief financial officer by others within the Company.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by its most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there has been no change in the Company’s internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

3.23                        Taxes.  The Company has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not reasonably be expected to have a material adverse effect on the Company.

3.24                        Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the business in which the Company is engaged, (ii) with the resources of the Company and (iii) at a similar stage of development as the Company.  The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires.  The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

Each Purchaser hereby severally, and not jointly, represents and warrants to the Company on and as of the date hereof:

4.1                               Authorization.  Purchaser represents and warrants to the Company that: (a) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Common Shares and the Warrants to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (b) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

4.2                               Investment Experience.  Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Purchaser is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Shares and the Warrants.  Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Common Shares and Warrants.

4.3                               Investment Intent.  Purchaser is purchasing the Common Shares and the Warrants for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act, other than as contemplated by Article 7. Purchaser understands that its acquisition of the Common Shares and the Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein. Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement, and the responses provided therein shall be true and correct as of the Closing Date and will be true and correct as of the effective date of the Registration Statement. Purchaser, in connection with its decision to purchase the Common Shares and the Warrants, has relied solely upon the SEC Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

4.4                               Registration or Exemption Requirements.  Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

4.5                               Dispositions.

(a)                                  Purchaser will not, prior to the effectiveness of the Registration Statement, if then prohibited by law or regulation: (i) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities; or (ii) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Securities by such Purchaser or an affiliate.  In addition, Purchaser agrees that for so long as it owns any Shares, it will not enter into any short sale of the Common Stock executed at a time when the Purchaser has no equivalent offsetting long position in the Common Stock.  For purposes of determining whether the Purchaser has an equivalent offsetting long position in the Common Stock, shares of Common Stock that the Purchaser is entitled to receive within 60 days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by the Purchaser.

(b)                                  Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company, SG Cowen & Co., LLC, Rodman & Renshaw, LLC or any other Person regarding the transactions contemplated hereby.  Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

For purposes of this Section 4.5(b), (i) “Person” shall include, without limitation, any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company or joint stock company and (ii) “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

4.6                               No Legal, Tax or Investment Advice.  Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Common Shares and the Warrants constitutes legal, tax or investment advice.  Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares and the Warrants.

4.7                               Confidentiality.  Purchaser will hold in confidence all information concerning this Agreement and the placement of the Securities hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Securities hereunder or (b) this Agreement is terminated.

4.8                               Residency.  Purchaser’s executive offices in which its investment decision was made are in the jurisdiction indicated below such Purchaser’s name on the applicable signature page hereto.

4.9                               Governmental Review.  Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

4.10                        Legend.

(a)                                  Purchaser understands that, until such time as the Registration Statement has been declared effective or the Securities may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.”

(b)                                  The Company agrees that at such time as such legend is no longer required under this Section 4.10, it will, no later than three business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Common Shares or Warrant Shares, as applicable, issued with a restrictive legend and a signed and completed certificate of sale in substantially the form of Exhibit E attached hereto, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from any legend referring to the Securities Act.  The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company.  All costs and expenses related to the removal of the legends and the reissuance of any Securities shall be borne by the Company.

(c)                                  Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.10 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either (i) the registration requirements of the Securities Act and such Purchaser shall have delivered a current prospectus in connection with such sale; provided, however, that, if Rule 172 under the Securities Act (“Rule 172”) is then in effect, such Purchaser shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale, or (ii) an exemption therefrom.

4.11                        Foreign Investors.  If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

ARTICLE 5

CONDITIONS TO CLOSING OBLIGATIONS OF PURCHASERS

Each Purchaser’s obligation to purchase the Common Shares and the Warrants at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

5.1                               Representations and Warranties.  The representations and warranties made by the Company in Article 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by the Company in Article 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

5.2                               Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3                               Certificates.  The Company shall have delivered to the Purchasers duly executed certificates for the Common Shares and the Warrants (in such denominations as indicated below such Purchaser’s name on the applicable signature page hereto).

5.4                               Legal Opinion.  The Purchasers shall have received on the Closing Date an opinion of Cooley Godward, counsel for the Company, dated the Closing Date, in substantially the form of Exhibit C.

5.5                               Listing.  The Company shall have complied with all requirements with respect to the listing of the Shares on the Nasdaq National Market, except for such requirements not required until after the issuance of the Shares, such requirements to be complied with promptly after the Closing.

5.6                               Officer’s Certificate.  The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2.

5.7                               Judgments.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

5.8                               Secretary’s Certificate.  The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company (or an authorized committee thereof) approving the transactions contemplated by this Agreement and the issuance of the Securities, certifying the current versions of the Restated Certificate and the Bylaws and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company.

5.9                               Stop Orders.  No stop order or suspension of trading shall have been imposed by the Nasdaq National Market, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

ARTICLE 6

CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY

The Company’s obligation to sell and issue the Common Shares and the Warrants at the Closing is, at the option of the Company, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

6.1                               Receipt of Payment.  The Purchasers shall have delivered payment of the purchase price to the Company for the Common Shares and the Warrants being issued hereunder.

6.2                               Representations and Warranties.  The representations and warranties made by the Purchasers in Article 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Purchasers in Article 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

6.3                               Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.4                               Delivery of Purchaser Questionnaire.  The Company shall have received from each Purchaser a fully completed Purchaser Questionnaire in the form attached hereto as Exhibit B prior to the Closing for the Company’s use in preparing the Registration Statement pursuant to Article 7 below.

ARTICLE 7

COVENANTS

7.1                               Definitions.  For the purpose of this Article 7:

(a)                                  the term “Registration Statement” shall mean any registration statement required to be filed by Section 7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

(b)                                  the term “Registrable Shares” shall mean all of the Common Shares and the Warrant Shares.

7.2                               Registration Procedures and Expenses.  The Company shall:

(a)                                  use its best efforts to file a Registration Statement with the SEC on or before the date 30 days following the Closing Date (the “Filing Date”) to register the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under SEC Rule 415) or on such other form which is appropriate to register such Registrable Shares for resale from time to time by the Purchasers; provided, however, that if a Registration Statement is not filed with the SEC on or before the Filing Date, then for each 30-day period following the Filing Date (or any portion thereof), until but excluding the date the Registration Statement is filed, the Company shall pay each Purchaser, as liquidated damages and not as a penalty, an amount equal to 1% of the purchase price attributable to the Common Shares purchased by such Purchaser hereunder, for such 30-day period (or prorated for any portion thereof), and for any such period, such payment shall be made no later than the first business day of the calendar month next succeeding the last month in which such period occurs (the parties hereto agreeing that the liquidated damages provided for in this Section 7.2(a) constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of the failure of the Registration Statement to be filed in accordance with the provisions hereof);

(b)                                  use its best efforts, subject to receipt of necessary information from the Purchasers, to cause any such Registration Statement filed pursuant to Section 7.2(a) above to become effective as promptly after filing of such Registration Statement as practicable but in any event by the date (the “Effectiveness Deadline Date”) that is 90 days following the Closing Date; provided, however, that in the event that such Registration Statement is reviewed by the SEC, then the Effectiveness Deadline Date shall mean, with respect to any Registration Statement, the date that is 120 days following the Closing Date; provided, however, that if the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline Date, then for each 30-day period following the Effectiveness Deadline Date (or any portion thereof), until but excluding the date the Registration Statement is declared effective, the Company shall pay each Purchaser, as liquidated damages and not as a penalty, an amount equal to 1% of the purchase price attributable to the Common Shares purchased by such Purchaser hereunder, for such 30-day period (or prorated for any portion thereof), and for any such period, such payment shall be made no later than the first business day of the calendar month next succeeding the last month in which such period occurs (the parties hereto agreeing that the liquidated damages provided for in this Section 7.2(b) constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of the failure of the Registration Statement to be declared effective in accordance with the provisions hereof);

(c)                                  prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective until termination of such obligation as provided in Section 7.5 below, subject to the Company’s right to suspend pursuant to Section 7.4;

(d)                                  furnish to each Purchaser (and to each underwriter, if any, of such Registrable Shares) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(e)                                  file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by each Purchaser; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(f)                                    upon notification by the SEC that that the Registration Statement will not be reviewed or is not subject to further review by the SEC, the Company shall within five business days following the date of such notification request acceleration of such Registration Statement;

(g)                                 upon notification by the SEC that that the Registration Statement has been declared effective by the SEC, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(h)                                 advise each Purchaser promptly:

(i)                                    of the effectiveness of the Registration Statement or any post-effective amendments thereto;

(ii)                                of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii)                            of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)                               of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;

(i)                                    use its best efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed;

(j)                                    bear all expenses in connection with the procedures in paragraphs (a) through (i) of this Section 7.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states; and

(k)                                otherwise use commercially reasonable efforts to make available to the Purchasers holding Shares as of the date thereof, no later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 7.2(k), “Availability Date” means the 45th day following the end of the fourth fiscal quarter after the fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

7.3                               Indemnification.

(a)                                  The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, “Loss”) arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser of Registrable Shares (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or, if Rule 172 is then in effect, such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to, the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or, if Rule 172 is then in effect, notified by the Company that such amended or supplemented prospectus has been filed with the SEC, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to, or, if Rule 172 is then in effect, such Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to, the delivery of written confirmation of the sale of a Registrable Share to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchaser’s covenant contained in Section 7.4 of this Agreement.

(b)                                  Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 7.3(b) be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation and (ii) the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Purchaser upon the sale of such Registrable Shares.

(c)                                  Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)                                  If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party.  In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(e)                                  If the indemnification provided for in this Section 7.3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation and (ii) the amount of any damages such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such indemnifying party upon the sale of such Registrable Shares.

7.4                               Prospectus Delivery.  Each Purchaser hereby covenants with the Company not to make any sale of the Registrable Shares without complying with Section 8.3.  The Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act.  The Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods shall in no event exceed 30 days in any

12 month period and that, in the good faith judgment of the Company’s Board of Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its stockholders; provided further, that the Company may suspend the use of the prospectus forming a part of the Registration Statement to the extent necessary to file any post-effective amendment to the Registration Statement in order to amend the table of selling stockholders within the Registration Statement to reflect transfers of the Securities pursuant to Sections 8.3(a) and 8.3(b).  If, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement, except as excused pursuant to this Section 7.4, then for each 30-day period following the date sales cannot be made pursuant to such Registration Statement (or any portion thereof), until but excluding the date sales can again be made pursuant to such Registration Statement, the Company shall pay each Purchaser, as liquidated damages and not as a penalty, an amount equal to 1% of the purchase price attributable to the Common Shares purchased by such Purchaser hereunder, for such 30-day period (or prorated for any portion thereof), and for any such period, such payment shall be made no later than the first business day of the calendar month next succeeding the last month in which such period occurs (the parties hereto agreeing that the liquidated damages provided for in this Section 7.4 constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of the failure of the Registration Statement to remain effective in accordance with the provisions hereof).

7.5                               Termination of Obligations.  The obligations of the Company pursuant to Section 7.2 hereof shall cease and terminate upon the earlier to occur of (a) such time as all of the Registrable Shares have been resold, (b) such time as all of the Registrable Shares may be resold in a three-month period pursuant to Rule 144, or (c) the second anniversary of the Closing Date.

7.6                               Reporting Requirements.

(a)                                  With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use its best efforts to:

(i)                                    make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)                                file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)                            so long as any of the Purchasers own Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to SEC

Form S-3 and (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

7.7                               Blue Sky.  The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Securities.

ARTICLE 8

RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
COMPLIANCE WITH SECURITIES ACT

8.1                               Restrictions on Transferability.  The Securities shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Securities in order to enforce the foregoing restrictions.

8.2                               Instruction Sheet.  Each certificate representing Registrable Shares shall bear the Instruction Sheet attached hereto as Exhibit D (in addition to any legends required under applicable securities laws).

8.3                               Transfer of Securities.

(a)                                  Each Purchaser hereby covenants with the Company not to make any sale of the Securities except:

(i)                                    in accordance with the Registration Statement, in which case such Purchaser shall have delivered a current prospectus in connection with such sale; provided, however, that, if Rule 172 is then in effect, such Purchaser shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale; or

(ii)                                in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144; or

(iii)                            (A) If the transferee has agreed in writing to be bound by the terms of this Agreement and (B) such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b)                                  Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company or (iv) an individual transferring to the Purchaser’s family member or trust for the benefit of an individual Purchaser and/or the Purchaser’s family member; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if such transferee were an original Purchaser hereunder.

(c)                                  Purchaser further acknowledges and agrees that, if a Purchaser is selling the Securities using the prospectus forming a part of the Registration Statement, such Securities are not transferable on the books of the Company unless the certificate evidencing such Securities is submitted to the Company’s transfer agent and a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as Exhibit E is submitted to Cooley Godward.

8.4                               Purchaser Information.  Each Purchaser covenants that it will promptly notify the Company of any change in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser’s “Plan of Distribution,” to the extent such change is required to be disclosed under applicable federal securities laws.

ARTICLE 9

MISCELLANEOUS

9.1                               Termination.

(a)                                  This Agreement may be terminated and the sale and purchase of the Common Shares and the Warrants abandoned at any time prior to the Closing, by written notice of any individual Purchaser if the Closing has not occurred within five business days of the date hereof (other than as a result of the failure on the part of the party giving such notice of termination to perform its covenants and obligations under this Agreement in all material respects); provided, however, that the abandonment of the sale and purchase of the Common Shares and the Warrants shall be applicable only to such Purchaser providing such written notice.

(b)                                  If this Agreement is terminated pursuant to this Section 9.1 all further obligations of the Company to such Purchaser and of such Purchaser shall terminate; provided, however, that (i) no party shall be relieved of any liability arising from any breach by such party of any provision of this Agreement and (ii) the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in this Article 9.

9.2                               Waivers and Amendments.  The terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser; provided, however, that with respect to Article 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and the record holders of a majority in interest of the Registrable Shares and any such amendment or waiver shall be binding upon the Company and all holders of Registrable Shares; provided further, that any amendment pursuant to this Section 9.2 that would adversely affect the rights of any Purchaser in a manner different than the rights of other Purchasers shall also require the written consent of such Purchaser.

9.3                               Broker’s Fee.  Each Purchaser acknowledges that the Company intends to pay a fee to SG Cowen & Co., LLC as lead placement agent and to Rodman & Renshaw, LLC as co-placement agent in respect of the sale of the Securities.  Each of the parties to this Agreement represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of Securities to the Purchasers.

9.4                               Governing Law.  This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

9.5                               Survival.  The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

9.6                               Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.  Upon a permitted transfer of a Purchaser’s Securities on the books of the Company in accordance with the terms of Sections 8.3(a)(iii) or 8.3(b), the Purchaser may assign this Agreement to the permitted transferee upon prior written notice to the Company.  Except as set forth in the previous sentence, no Purchaser shall assign this Agreement without the prior written consent of the Company.

9.7                               Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

9.8                               Notices, etc.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or indicated below such Purchaser’s name on the applicable signature page hereto, as appropriate, or at such other address as the Company or the Purchasers may designate by 10 days advance written notice to the other party.

9.9                               Severability of this Agreement.  If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.10                        Counterparts; Facsimile.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Facsimile signatures shall be treated the same as original signatures.

9.11                        Further Assurances.  Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.12                        Currency.  All references to “dollars” or “$” in this Agreement shall be deemed to refer to United States dollars.

9.13                        Waiver of Conflicts.  Each party to this Agreement acknowledges that legal counsel for the Company, Cooley Godward, has in the past and may continue in the future to perform legal services for one or more of the Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement, including, but not limited to, the representation of the Purchasers in matters of a similar nature to the transactions contemplated herein.  Each party to this Agreement hereby: (a) acknowledges that it has had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledges that with respect to the transactions contemplated herein, Cooley Godward has represented the Company and not any individual Purchaser or any individual stockholder, director or employee of the Company; and (c) gives its informed consent to Cooley Godward’s representation of the Company in the transactions contemplated by this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The foregoing agreement is hereby executed as of the date first above written.

METABASIS THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Paul K. Laikind
Paul K. Laikind, Ph.D.
President and Chief Executive Officer

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Baker Biotech Fund II, L.P.
Print name of entity

(Printed Name)	By:	/s/Felix Baker, Ph.D.
		Name:	Felix Baker, Ph.D.
		Title:	Managing Member
Baker Biotech Capital II, L.P.
(General Partner)
Baker Biotech Capital II (GP),
LLC (General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$386,967.31	65,546	22,942

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Baker Biotech Fund III, L.P.
Print name of entity

(Printed Name)	By:	/s/Felix Baker, Ph.D.
		Name:	Felix Baker, Ph.D.
		Title:	Managing Member
Baker Biotech Capital III, L.P.
(General Partner)
Baker Biotech Capital III (GP),
LLC (General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$860,046.46	145,678	50,987

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Baker Biotech Fund III (Z), L.P.
Print name of entity

(Printed Name)	By:	/s/Felix Baker, Ph.D.
		Name:	Felix Baker, Ph.D.
		Title:	Managing Member
Baker Biotech Capital III (Z),
L.P. (General Partner)
Baker Biotech Capital III
(Z)(GP), LLC (General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$175,925.89	29,799	10,430

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Baker Biotech Fund II (Z), L.P.
Print name of entity

(Printed Name)	By:	/s/Felix Baker, Ph.D.
		Name:	Felix Baker, Ph.D.
		Title:	Managing Member
Baker Biotech Capital II (Z),
L.P. (General Partner)
Baker Biotech Capital II
(Z)(GP), LLC (General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$108,097.73	18,310	6,409

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	14159, L.P.
Print name of entity

(Printed Name)	By:	/s/Felix Baker, Ph.D.
		Name:	Felix Baker, Ph.D.
		Title:	Managing Member
14159 Capital, L.P.
(General Partner)
14159 Capital (GP), LLC
(General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$64,203.25	10,875	3,806

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Baker Bros. Investments II, L.P.
Print name of entity

(Printed Name)	By:	/s/Felix Baker, Ph.D.
		Name:	Felix Baker, Ph.D.
		Title:	Managing Member
Baker Bros. Capital, L.P.
(General Partner)
Baker Bros. Capital (GP), LLC
(General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$23,573.61	3,993	1,397

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Baker Biotech Fund I, L.P.
Print name of entity

(Printed Name)	By:	/s/Felix Baker, Ph.D.
		Name:	Felix Baker, Ph.D.
		Title:	Managing Member
Baker Biotech Capital, L.P.
(General Partner)
Baker Biotech Capital (GP),
LLC (General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$264,889.36	44,868	15,703

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Biotechnology Value Fund, L.P.
Print name of entity

(Printed Name)	By:	/s/Mark Lampert
		Name:	Mark Lampert
		Title:	President of BVF, Inc.
General Partner of BVF
Partners, L.P.
General Partner of
Biotechnology Value Fund, L.P.

Print jurisdiction of organization of entity

Address:	Address:
900 North Michigan, Suite 1100
Chicago, IL 60611

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$754,499.25	127,800	44,730

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Biotechnology Value Fund II
Print name of entity

(Printed Name)	By:	/s/Mark Lampert
		Name:	Mark Lampert
		Title:	President of BVF, Inc.
General Partner of BVF
Partners, L.P.
General Partner of
Biotechnology Value Fund II

Print jurisdiction of organization of entity

Address:	Address:
900 North Michigan, Suite 1100
Chicago, IL 60611

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$477,849.53	80,940	28,329

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	BVF Investments, LLC
Print name of entity

(Printed Name)	By:	/s/Mark Lampert
		Name:	Mark Lampert
		Title:	President of BVF, Inc.
General Partner of BVF
Partners, L.P.
Manager of BVF Investments,
LLC

Print jurisdiction of organization of entity

Address:	Address:
900 North Michigan, Suite 1100
Chicago, IL 60611

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$1,156,898.85	195,960	68,586

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Capital Ventures International
Print name of entity

(Printed Name)	By:	/s/Martin Kobinger
		Name:	Martin Kobinger
		Title:	Investment Manager

Print jurisdiction of organization of entity

Address:	Address:
101 California Street, Suite 325a
San Francisco, CA 94133

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$1,003,637.50	170,000	59,500

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Deerfield International Limited
Print name of entity

(Printed Name)	By:	/s/James Flynn
		Name:	James Flynn
		Title:	Managing Partner

Print jurisdiction of organization of entity

Address:	Address:
780 3rd Avenue, 37th Floor
New York, NY 10017

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$2,618,667.35	443,560	155,246

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Deerfield Partners, LP
Print name of entity

(Printed Name)	By:	/s/James Flynn
		Name:	James Flynn
		Title:	Managing Partner

Print jurisdiction of organization of entity

Address:	Address:
780 3rd Ave., 37th Floor
New York, NY 10017

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$2,417,231.40	409,440	143,304

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	DLJ Capital Corporation
Print name of entity

(Printed Name)	By:	/s/Craig L. Slutzkin
		Name:	Craig L. Slutzkin
		Title:	Attorney-in-Fact

United States
Print jurisdiction of organization of entity

Address:	Address:
11 Madison Ave., 13th Floor
New York, NY 10010

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$22,747.21	3,853	1,349

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Domain Public Equity Partners, L.P.
Print name of entity

(Printed Name)	By:	/s/Nicole Vitullo
		Name:	Nicole Vitullo
		Title:	Managing Member
Domain Public Equity
Associates, LLC

Delaware
Print jurisdiction of organization of entity

Address:	Address:
c/o Domain Associates
One Palmer Square, Suite 515
Princeton, NJ 08542

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$1,505,456.25	255,000	89,250

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Federated Kaufmann Fund, A Portfolio of
Federated Equity Fund
Print name of entity

(Printed Name)	By:	/s/Lawrence Ariana
		Name:	Lawrence Ariana, V.P.
		Title:	Portfolio Manager

Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$15,107,696.25	2,559,000	895,650

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	InterWest Partners VII, L.P.
Print name of entity

(Printed Name)	By	/s/Thomas Rosch
		Name:	Thomas Rosch
		Title:	Managing Director

California
Print jurisdiction of organization of entity

Address:	Address:
2710 Sand Hill Road, 2nd Floor
Menlo Park, CA 94025

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$2,403,558.27	407,124	142,493

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	InterWest Partners VII, L.P.
Print name of entity

(Printed Name)	By:	/s/Thomas Rosch
		Name:	Thomas Rosch
		Title:	Managing Director

California
Print jurisdiction of organization of entity

Address:	Address:
2710 Sand Hill Road, 2nd Floor
Menlo Park, CA 94025

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$115,105.42	19,497	6,824

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Investment 10, LLC
Print name of entity

(Printed Name)	By:	/s/Mark Lambert
		Name:	Mark Lambert
		Title:	President of BVF, Inc.
General Partner of BVF Partners,
L.P.
Attorney-in-Fact for Investment
10, LLC

Print jurisdiction of organization of entity

Address:	Address:
900 North Michigan, Suite 1100
Chicago, IL 60611

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$125,749.88	21,300	7,455

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Judith S. Sandler
(Signature)
Print name of entity
Judith S. Sandler
(Printed Name)	By:
Name:
Title:

Print jurisdiction of organization of entity

Address:	Address:
1724 Hillside Road
Stevenson, MD 21152

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$100,363.75	17,000	5,950

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Maverick Fund II, Ltd.
Print name of entity

(Printed Name)	By:	/s/ John T. McCafferty
		Name:	John T. McCafferty
		Title:	Principal and General Counsel
Maverick Capital, Ltd., its
Investment Manager

Cayman Islands
Print jurisdiction of organization of entity

Address:	Address:
c/o Maverick Capital, Ltd
300 Crescent Court, 18th Floor
Dallas, TX 75201

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$1,486,009.29	251,706	88,097

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	MPM Asset Management Investors 2000 B
LLC
Print name of entity

(Printed Name)	By:	/s/ Luke Evnin
		Name:	Luke Evnin
		Title:	Manager

Delaware
Print jurisdiction of organization of entity

Address:	Address:
111 Huntington Ave., 31st St.
Boston, MA 02199

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$64,026.08	10,845	3,795

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	MPM BioVentures GmbH & Co. Parallell –
Beteiligungs KG
Print name of entity

(Printed Name)	By:	/s/ Luke Evnin
		Name:	Luke Evnin
		Title:	Manager

Delaware
Print jurisdiction of organization of entity

Address:	Address:
111 Huntington Ave., 31st Floor
Boston, MA 02199

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$978,953.97	165,819	58,037

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	MPM BioVentures II, L.P.
Print name of entity

(Printed Name)	By:	/s/ Luke Evnin
		Name:	Luke Evnin
		Title:	Manager

Delaware
Print jurisdiction of organization of entity

Address:	Address:
111 Huntington Ave., 31st Floor
Boston, MA 02199

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$306,906.48	51,985	18,195

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	MPM BioVentures II – QP, L.P.
Print name of entity

(Printed Name)	By:	/s/ Luke Evnin
		Name:	Luke Evnin
		Title:	Manager

Delaware
Print jurisdiction of organization of entity

Address:	Address:
111 Huntington Ave., 31st Floor
Boston, MA 02199

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$2,780,725.35	471,010	164,854

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Red Abbey Venture Partners (QP), L.P.
Print name of entity

(Printed Name)	By:	/s/ Matt Zuga
		Name:	Matt Zuga
		Title:	Managing Member of Red Abbey
Venture Partners, LLC
(General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:
2330 West Topper Road, Ste 330
Baltimore, MD 21903

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$756,105.05	128,072	44,825

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Red Abbey Venture Partners, L.P.
Print name of entity

(Printed Name)	By:	/s/ Matt Zuga
		Name:	Matt Zuga
		Title:	Managing Member of Red Abbey
Venture Partners, LLC
(General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:
2330 West Topper Road, Ste 330
Lutherville, MD 21013

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$210,356.54	35,631	12,471

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Red Abbey CEO’s Fund, L.P.
Print name of entity

(Printed Name)	By:	/s/ Matt Zuga
		Name:	Matt Zuga
		Title:	Managing Member of Red Abbey
Venture Partners, LLC
(General Partner)

Delaware
Print jurisdiction of organization of entity

Address:	Address:
2330 West Topper Road, Ste 330
Baltimore, MD 21013

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$41,001.58	6,945	2,431

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Special Situations Fund III, L.P.
Print name of entity

(Printed Name)	By:	/s/ David Greenhouse
		Name:	David Greenhouse
		Title:	Managing Director

Print jurisdiction of organization of entity

Address:	Address:
153 East 53rd Street, 55th Floor
New York, NY 10022

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$805,271.50	136,400	47,740

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Special Situations Cayman Fund, L.P.
Print name of entity

(Printed Name)	By:	/s/ David Greenhouse
		Name:	David Greenhouse
		Title:	Managing Director

Print jurisdiction of organization of entity

Address:	Address:
153 East 53rd Street, 55th Floor
New York, NY 10022

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$201,317.88	34,100	11,935

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Special Situations Private Equity Fund, L.P.
Print name of entity

(Printed Name)	By:	/s/ David Greenhouse
		Name:	David Greenhouse
		Title:	Managing Director

Print jurisdiction of organization of entity

Address:	Address:
153 East 53rd Street, 55th Floor
New York, NY 10022

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$1,006,589.38	170,500	59,675

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Sprout IX Plan Investors, L.P.
Print name of entity

(Printed Name)	By:	/s/ Craig L. Slutzkin
		Name:	Craig L. Slutzkin
		Title:	Attorney-in-Fact DLJ LBO
Plans Management Corp. II, its
General Partner

United States
Print jurisdiction of organization of entity

Address:	Address:
11 Madison Avenue, 13th Floor
New York, NY 10010

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$86,655.21	14,678	5,137

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Sprout Entrepreneurs Fund, L.P.
Print name of entity

(Printed Name)	By:	/s/ Craig L. Slutzkin
		Name:	Craig L. Slutzkin
		Title:	Attorney-in-Fact DLJ Capital
Corp., its General Partner

United States
Print jurisdiction of organization of entity

Address:	Address:
11 Madison Ave., 13th Floor
New York, NY 10010

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$7,480	1,267	443

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Sprout Capital IX, L.P.
Print name of entity

(Printed Name)	By:	/s/ Craig L. Slutzkin
		Name:	Craig L. Slutzkin
		Title:	Attorney-in-Fact DLJ Capital
Corp., its General Partner

Print jurisdiction of organization of entity

Address:	Address:
11 Madison Ave., 13th Floor
New York, NY 10010

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$1,898,049.77	321,499	112,525

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Tang Capital Partners, L.P.
Print name of entity

(Printed Name)	By:	/s/ Kevin C. Tang
		Name:	Kevin C. Tang
		Title:	Managing Member

Print jurisdiction of organization of entity

Address:	Address:
4401 Eastgate Mall
San Diego, CA 92121

Aggregate dollar amount of Common Shares and Warrants committed to be purchased pursuant to the terms of the Agreement:

		COMMON SHARES	WARRANT SHARES
Purchase Price	$1,003,637.50	170,000	59,500

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

EXHIBIT A

FORM OF WARRANT

See Form of Warrant filed as an exhibit to the Form 8-K filed on October 5, 2005.

EXHIBIT B

PURCHASER QUESTIONNAIRE

INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire Securities Purchase Agreement)

A.                                    Complete the following items in the Securities Purchase Agreement:

1.                                      Provide the information regarding the Purchaser requested on the signature page. The Securities Purchase Agreement must be executed by an individual authorized to bind the Purchaser.

2.                                      Exhibit B-1 – Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire.

3.                                      Exhibit B-2 – Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4.                                      Exhibit B-3 – Purchaser Certificate:

Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

5.                                      Return the signed Securities Purchase Agreement to:

Charles J. Bair, Esq.

Cooley Godward LLP

4401 Eastgate Mall

San Diego, California 92121

Fax: 858.550.6420

B.                                    Instructions regarding the transfer of funds for the purchase of Securities will be telecopied to the Purchaser at a later date.

C.                                    Upon the resale of the Registrable Shares by the Purchaser after the Registration Statement covering the Registrable Shares is effective, as described in the Securities Purchase Agreement, the Purchaser:

(i)                                    must deliver a current prospectus to the buyer; provided, however, that, if Rule 172 is then in effect, such Purchaser must confirm that a current prospectus is deemed to be delivered to such buyer; and

(ii)                                must send a letter in the form of Exhibit E to the Securities Purchase Agreement to the Company so that the Registrable Shares may be properly transferred.

B.1.

EXHIBIT B-1

METABASIS THERAPEUTICS, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

B-1.1

EXHIBIT B-2

METABASIS THERAPEUTICS, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

A.                                    GENERAL INFORMATION

1.                                      Please state your organization’s name exactly as it should appear in the Registration Statement:

2.                                      Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectus included in the Registration Statement?

☐  Yes     ☐  No

If yes, please indicate the nature of any such relationships below:

B.                                    SECURITIES HOLDINGS

Please fill in all blanks in the following questions related to your beneficial ownership of the Company’s capital stock.  Generally, the term “beneficial ownership” refers to any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you may not be the holder of record of the securities.  For example, securities held in “street name” over which you exercise voting or investment power would be considered beneficially owned by you.  Other examples of indirect ownership include ownership by a partnership in which you are a partner or by an estate or trust of which you or any member of your immediate family is a beneficiary.  Ownership of securities held in the names of your spouse, minor children or other relatives who live in the same household may be attributed to you.

PLEASE NOTE: IF YOU HAVE ANY REASON TO BELIEVE THAT ANY INTEREST IN SECURITIES OF THE COMPANY WHICH YOU MAY HAVE, HOWEVER REMOTE, IS A BENEFICIAL INTEREST, PLEASE DESCRIBE SUCH INTEREST.  FOR PURPOSES OF RESPONDING TO THIS QUESTIONNAIRE, IT IS PREFERABLE TO ERR ON THE SIDE OF INCLUSION RATHER THAN EXCLUSION.  WHERE THE SEC’S INTERPRETATION OF BENEFICIAL OWNERSHIP WOULD REQUIRE DISCLOSURE OF YOUR INTEREST OR POSSIBLE INTEREST IN CERTAIN SECURITIES OF THE COMPANY, AND YOU BELIEVE THAT YOU DO NOT ACTUALLY POSSESS THE ATTRIBUTES OF BENEFICIAL OWNERSHIP, AN APPROPRIATE RESPONSE IS TO DISCLOSE THE INTEREST AND AT THE SAME TIME DISCLAIM BENEFICIAL OWNERSHIP OF THE SECURITIES.

B-2.1.

1.                                      As of SEPTEMBER 30, 2005, I owned outright (including shares registered in my name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for my account), the following number of shares of the Company’s capital stock:                           .

2.                                      In addition to the number of shares I own outright as indicated by my answer to question B(1), as of SEPTEMBER 30, 2005, I had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, over the following number of shares of the Company’s capital stock:                     ..

If the answer to this question B(2) was not “zero,” please complete the following:  with whom shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:

SHARED VOTING POWER:

Number of Shares	With Whom Shared	Nature of Relationship

SHARED INVESTMENT POWER:

Number of Shares	With Whom Shared	Nature of Relationship

As of NOVEMBER 29, 2005, I will have the right to acquire                 shares of the Company’s capital stock pursuant to outstanding stock options issued under the Company’s stock option plans and            shares pursuant to the exercise of outstanding warrants (none, indicated by “0” above).

Options and Warrants
Class	Number of Shares

B-2.2.

(4)                                 Please identify the natural person or persons who have voting and/or investment control over the Company’s securities that you own, and state whether such person(s) disclaims beneficial ownership of the securities.  For example, if you are a general partnership, please identify the general partners in the partnership.

B-2.3.

C.                                    NASD Questions

1.                                      Are you (i) a “member”(1) of the National Association of Securities Dealers, Inc. (the “NASD”), (ii) an “affiliate”(2) of a member of the NASD, (iii) a “person associated with a member” or an “associated person of a member”(3) of the NASD or (iv) an immediate family member(4) of any of the foregoing persons?  If yes, please identify the member and describe such relationship (whether direct or indirect), and please respond to Question Number 2 below; if no, please proceed directly to Question Number 3.

Yes ☐                     No ☐

Description:

(1)                                  NASD defines a “member” as any broker or dealer admitted to membership in the NASD, or any officer or partner or branch manager of such a member, or any person occupying a similar status or performing a similar function for such a member.

(2)                                  The term “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with, the person specified.  Persons who have acted or are acting on behalf of or for the benefit of a person include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives.  The following should apply for purposes of the foregoing:

(i)                                     a person should be presumed to control a Member if the person beneficially owns 10 percent or more the outstanding voting securities of a Member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a Member which is a partnership;

(ii)                                  a Member should be presumed to control a person if the Member and Persons Associated With a Member beneficially own 10 percent or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a person which is a partnership;

(iii)                               a person should be presumed to be under common control with a Member if:

(1)                                  the same person controls both the Member and another person by beneficially owning 10 percent or more of the outstanding voting securities of a Member or person which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a Member or person which is a partnership; or

(2)                                  a person having the power to direct or cause the direction of the management or policies of the Member or such person also has the power to direct or cause the direction of the management or policies of the other entity in question.

(3)                                  The NASD defines a “person associated with a member” or  an “associated person of a member” as being every sole proprietor, partner, equity owner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who directly or indirectly controls or is controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

(4)                                  Immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent, by a person associated with a member of the NASD or any other broker/dealer.

B-2.4.

2.                                      If you answered “yes” to Question Number 1, please furnish any information as to whether any such member intends to participate in any capacity in the public offering, including the details of such participation:

Description:

3.                                      Are you or have you been an “underwriter or related person”(5) or a person associated with an underwriter or related person, including, without limitation, with respect to the proposed public offering?  If yes, please identify the underwriter or related person and describe such relationship (whether direct or indirect).

Yes ☐                     No ☐

Description:

4.                                      If known, please describe in detail any underwriting compensations, arrangements or dealings entered into during the previous twelve months, or proposed to be consummated in the next twelve months, between (i) any underwriter or related person, member of the NASD, affiliate of a member of the NASD, person associated with a member or associated person of a member of the NASD or any immediate family member thereof, on the one hand, and (ii) the Company, or any director, officer or stockholder thereof, on the other hand, which provides for the receipt of any item of value and/or the transfer of any warrants, options or other securities from the Company to any such person (other than the information relating to the arrangements with any investment firm or underwriting organization which may participate in the proposed public offering).

Description:

5.                                      Have you purchased the securities in the ordinary course of business?

Yes ☐                     No ☐

(5)                                  The term “underwriter or related person” includes underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons, including members of the immediate family of such persons.

B-2.5.

The answers to the foregoing questions are correctly stated to the best of my information and belief.  I shall advise Charles J. Bair at 858.550.6142, the Company’s outside counsel, promptly of any changes in the foregoing information prior to the effectiveness of the Registration Statement.

(Print name of Selling Security Holder)

(Signature)

By:
(Name and title of signatory, if stockholder is an entity)

(Date)

B-2.6.

EXHIBIT B-3

METABASIS THERAPEUTICS, INC.

CERTIFICATE FOR INDIVIDUAL PURCHASERS

If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

CERTIFICATE

I certify that the representations and responses below are true and accurate:

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

☐   (1)            A natural person whose net worth(1), either individually or jointly with such person’s spouse exceeds $1,000,000;

☐   (2)            A natural person who had an income(2) in excess of $200,000, or joint income with the person’s spouse in excess of $300,000, in 2003 and 2004, and reasonably expects to have individual income reaching the same level in 2005;

☐   (3)            An executive officer or director of the Company.

Date:
Name(s) of Purchaser

Signature

Signature

(1)        For purposes of this Certificate, “net worth” means the excess of total assets at fair market value over total liabilities, except that the principal residence owned by a natural person shall be valued either (a) at cost, including the cost of improvements, net of current encumbrances upon the property, or (b) at the appraised value of the residence as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.  As used in the preceding sentence, “institutional lender” means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more.

(2)                                  For purposes of this Certificate, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts:  (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

B-3.1.

EXHIBIT B-3

METABASIS THERAPEUTICS, INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,
TRUST, FOUNDATION, AND JOINT PURCHASERS

If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)                                  The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

(b)                                  Indicate the form of entity of the undersigned:

☐                                    Limited Partnership

☐                                    General Partnership

☐                                    Corporation

☐                                    Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor:

(Continue on a separate piece of paper, if necessary.)

☐                                    Other Type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries:

(Continue on a separate piece of paper, if necessary.)

☐                                    Other form of organization (indicate form of organization (                                           ).

(c)                                  Indicate the approximate date the undersigned entity was formed:                                                .

B-3.2.

(d)                                  In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

☐   (1)            A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐   (2)            A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐   (3)            An insurance company as defined in Section 2(13) of the Securities Act;

☐   (4)            An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐   (5)            A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐   (6)            A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐   (7)            An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐   (8)            A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐   (9)            An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐   (10)     A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

B-3.3.

☐   (11)     An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Dated:

Name of investor

Signature and title of authorized
officer, partner or trustee

B-3.4.

EXHIBIT C

OPINION OF COMPANY COUNSEL

	ATTORNEYS AT LAW		Broomfield, CO
720 566-4000
	4401 Eastgate Mall		Palo Alto, CA
	San Diego, CA		650 843-5000
	92121-1909		Reston, VA
	Main	858 550-6000	703 456-8000
	Fax	858 550-6420	San Francisco, CA
415 693-2000
September 30, 2005	www.cooley.com		Washington, DC
202 842-7800

STEVEN M. PRZESMICKI
To the Purchasers Named on Exhibit A Hereto	(858) 550-6070
przes@cooley.com

Re:                             Metabasis Therapeutics, Inc.

Ladies and Gentlemen:

We have acted as counsel for Metabasis Therapeutics, Inc. a Delaware corporation (the “Company”), in connection with the issuance and sale of (i) an aggregate of 7,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 2,450,000 shares of Common Stock (the “Warrant Shares”), to the Purchasers at the Closing under the Securities Purchase Agreement dated as of September 30, 2005 (the “Purchase Agreement”).  We are rendering this opinion pursuant to Section 5.4 of the Purchase Agreement.  Capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Purchase Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.

As to certain factual matters, we have relied upon a certificate executed by officers of the Company and have not sought to independently verify such matters.  Where we render an opinion “to our knowledge” or concerning an item “of which we are aware” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who have represented the Company in this transaction, (ii) receipt of a certificate executed by officers of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Purchase Agreement and the Warrants (together, the “Financing Agreements”)), where authorization, execution and delivery are prerequisites to the effectiveness of such documents; and the genuineness and authenticity of all signatures on original documents (except the signatures on behalf of the Company on the Financing Agreements).  We have also assumed:  that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Financing Agreements are obligations binding upon the parties thereto other than the

Company; that the parties to the Financing Agreements other than the Company have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Financing Agreements that would modify or interpret the terms of any of the Financing Agreements or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.

We are not rendering any opinion as to any statute, rule, regulation, ordinance, decree or decisional law relating to antitrust, banking, land use, environmental, pension, employee benefit, tax, fraudulent conveyance, usury, laws governing the legality of investments for regulated entities, regulations T, U or X of the Board of Governors of the Federal Reserve System or local law.  Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof; compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or stockholder approvals; compliance with state securities or blue sky laws except as specifically set forth below; compliance with the Investment Company Act of 1940; or compliance with laws that place limitations on corporate distributions.

With regard to our opinion in paragraphs 1 and 3 below with respect to the good standing of the Company, we have relied solely upon certificates of the Secretaries of State of the indicated jurisdictions as of a recent date.

With regard to our opinion in paragraph 3 below with respect to the Company’s qualification to do business as a foreign corporation, we have based our opinion solely upon a certificate executed by officers of the Company as to the states in which the Company maintains an office, has employees or owns or leases property, and an examination of the status of the Company in such states.

With regard to our opinion in paragraph 6 below, we express no opinion to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuance of securities of the Company and/or antidilution adjustments to outstanding securities of the Company cause the Warrants to be exercisable for more shares of Common Stock than the number that then remain authorized but unissued.

With regard to our opinion in paragraph 9 below, our opinion is expressed only with respect to the offer and sale of the Shares and the Warrants without regard to any offers or sales of securities occurring prior to or subsequent to the date hereof.

2

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1.                                      The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.                                      The Company has the requisite corporate power to own its property and assets and to conduct its business as it is currently being conducted.

3.                                      The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of California.

4.                                      The Company has the corporate power to execute, deliver and perform its obligations under the Financing Agreements.

5.                                      Each of the Financing Agreements has been duly and validly authorized, executed and delivered by the Company and each such agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, except as rights to indemnity and contribution under Section 7.4 of the Purchase Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.                                      The Shares have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, the Shares will be validly issued, outstanding, fully paid and nonassessable.  The Warrant Shares have been duly authorized, and upon issuance and delivery upon exercise of the Warrants in accordance with the terms of the Warrants, the Warrant Shares will be validly issued, outstanding, fully paid and nonassessable.

7.                                      The execution and delivery of the Financing Agreements by the Company and the issuance of the Shares and the Warrants pursuant thereto do not violate any provision of the Company’s Amended and Restated Certificate of Incorporation or the Company’s Amended and Restated Bylaws and do not violate (a) any governmental statute, rule or regulation which in our experience is typically applicable to transactions of the nature contemplated by the Financing Agreements or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, in each case to the extent the violation of which would materially and adversely affect the Company.

3

8.                                      All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with, any U.S. federal or California regulatory authority or governmental body required for the issuance of the Shares and the Warrants have been made or obtained, except for the filing of (a) a Form D pursuant to Securities and Exchange Commission Regulation D and (b) the notice to be filed under California Corporations Code Section 25102.1(d).

9.                                      The offer and sale of the Shares and the Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Sincerely,

COOLEY GODWARD LLP

Steven M. Przesmicki

4

EXHIBIT A

PURCHASERS

EXHIBIT D

METABASIS THERAPEUTICS, INC.

IMPORTANT - DO NOT REMOVE THIS INSTRUCTION SHEET FROM THE ATTACHED SHARE CERTIFICATE UNLESS AND UNTIL THE SHARES ARE SOLD AS FOLLOWS:

(1)                                  THE SHARES ARE RESOLD PURSUANT TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. [                            ]), AND, IN CONNECTION WITH SUCH RESALE, THE HOLDER HAS PROVIDED TO THE COMPANY OR TO THE TRANSFER AGENT FOR THE COMPANY’S STOCK A PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE AND THE HOLDER HAS DELIVERED A CURRENT PROSPECTUS, OR, IF RULE 172 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS THEN IN EFFECT, THE HOLDER HAS CONFIRMED THAT A CURRENT PROSPECTUS IS DEEMED TO BE DELIVERED IN CONNECTION WITH SUCH RESALE; OR

(2)                                  THE SHARES ARE RESOLD IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, PROVIDED THAT, PRIOR TO SUCH RESALE, THE HOLDER HAS NOTIFIED THE COMPANY OF SUCH DISPOSITION AND PROVIDED THE COMPANY WITH WRITTEN ASSURANCES, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH THE REQUIREMENTS OF SUCH EXEMPTION.

DO NOT REMOVE THIS INSTRUCTION SHEET FROM
THE ATTACHED SHARE CERTIFICATE
EXCEPT IN ACCORDANCE WITH
THE INSTRUCTIONS SET FORTH ABOVE.

EXHIBIT E

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

To:                              Cooley Godward LLP

Attention:  Charles J. Bair, Esq.

The undersigned, the selling securityholder or an officer of, or other duly authorized person, hereby certifies
that		represents that it has sold shares of the Common Stock of Metabasis
[fill in name of selling securityholder]
Therapeutics, Inc. and that such		shares were sold on either (i) in file number [ ], in which case
[date]
accordance with the registration statement on Form S-3 with the selling securityholder certifies that such selling securityholder has delivered a current prospectus in connection with such sale; provided, however, that, if Rule 172 under the Securities Act of 1933 is then in effect, such selling securityholder has confirmed that a current prospectus is deemed to be delivered in connection with such sale, or (ii) in accordance with Rule 144 under the Securities Act of 1933 (“Rule 144”), in which case the selling securityholder certifies that it has complied with the requirements of Rule 144.

Print or type:

Number of shares sold (if sold on multiple dates, please provide a breakdown by date):

Name of selling securityholder:

Name of individual representing selling securityholder (if an institution):

Title of individual representing selling securityholder (if an institution):

Signature by:

Selling securityholder or individual representative: